UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 28, 2003 (July 25, 2003)

Date of Report (Date of earliest event reported)

PEOPLES ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	1-5540	36-2642766
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

24th Floor, 130 East Randolph Drive, Chicago, Illinois	60601-6207
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code	(312) 240-4000

None

(Former name or former address, if changed since last report)

Item 9 - Regulation FD Disclosure and Item 12 - Disclosure of Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 9 and Item 12.

On July 25, 2003, Peoples Energy Corporation held a webcast conference call to discuss financial results for the third quarter of fiscal year 2003 and update its earnings guidance for the fiscal year. The conference call was held after the issuance of a press release filed under a separate Current Report on Form 8-K on July 25, 2003. A copy of the conference call transcript is attached to this Form 8-K as Exhibit 99.

A replay of the conference call is publicly available at the "Investors" section of the company's internet website at www.peoplesenergy.com through August 1, 2003, or by telephone at 800-642-1687, reference number 984608, through July 30, 2003.

Item 7. Financial Statements and Exhibits

The following is furnished as an exhibit to this report.

Exhibit
Number	Description

99	Transcript of the analysts conference call held July 25, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES ENERGY CORPORATION
(Registrant)

July 28, 2003	By: /s/ THOMAS A. NARDI
(Date)	Thomas A. Nardi
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description

99	Transcript of the analysts conference call held July 25, 2003.